Exhibit 99.1

CoBiz Financial Announces Third Quarter 2015 Results

Denver -- CoBiz Financial Inc. (NASDAQ: COBZ), a financial services company with $3.3 billion in assets, announced net income available to common shareholders of $6.9 million for the third quarter of 2015, or $0.17 per diluted common share. Return on average assets for the third quarter of 2015 was 0.87% and return on average shareholders’ equity was 9.8% for the third quarter of 2015.

Financial Highlights – Third Quarter 2015

•	Loans at September 30, 2015 increased $124.9 million from June 30, 2015, or 19.9% annualized, and $264.0 million, or 11.2%, from September 30, 2014.
•	Deposits at September 30, 2015 increased $75.0 million from June 30, 2015, or 11.3% annualized, and $341.0 million, or 14.4%, from September 30, 2014.
•

A provision for loan losses of $0.8 million was recorded in the third quarter of 2015, as compared to $1.1 million in the second quarter of 2015 and a negative provision of $0.5 million in the third quarter of 2014.

•	In the third quarter of 2015 the Company recorded its first full period of interest expense of $0.9 million on the subordinated notes issued on June 25, 2015.

Financial Summary

	Quarter ended (unaudited)			3Q15 change vs.
(in thousands, except per share amounts)	3Q15	2Q15	3Q14	2Q15		3Q14
Net interest income before provision	$27,367	$28,072	$27,062	$(705)	(2.5)%	$305	1.1%
Provision for loan losses	762	1,057	(452)	(295)	(27.9)%	1,214	268.6%
Net interest income after provision	26,605	27,015	27,514	(410)	(1.5)%	(909)	(3.3)%
Total noninterest income	7,424	7,940	7,380	(516)	(6.5)%	44	0.6%
Total noninterest expense	24,738	24,359	23,322	379	1.6%	1,416	6.1%
Net income before income taxes	9,291	10,596	11,572	(1,305)	(12.3)%	(2,281)	(19.7)%
Provision for income taxes	2,337	3,213	4,039	(876)	(27.3)%	(1,702)	(42.1)%
Income from continuing operations	6,954	7,383	7,533	(429)	(5.8)%	(579)	(7.7)%
Discontinued operations, net of tax(1)	-	-	358	-	-%	(358)	(100.0)%
Net income	6,954	7,383	7,891	(429)	(5.8)%	(937)	(11.9)%
Preferred stock dividends	(33)	(144)	(144)	111	77.1%	111	77.1%
Net income available to common shareholders	$6,921	$7,239	$7,747	$(318)	(4.4)%	$(826)	(10.7)%

Diluted earnings per common share	$0.17	$0.17	$0.19	$-	-%	$(0.02)	(10.8)%

KEY RATIOS
Net interest margin	3.72%	3.96%	3.90%
Efficiency ratio(2)	68.25%	65.48%	67.39%
Return on average assets	0.87%	0.96%	1.05%
Return on average shareholders' equity	9.76%	9.26%	10.46%
Noninterest income as a percentage of operating revenues	20.43%	21.26%	20.79%

(1)

The Company discontinued the operations of its investment banking subsidiary, Green Manning & Bunch (GMB), as of March 31, 2015. GMB’s operations have been reported as discontinued operations retrospectively for all periods presented throughout this earnings release.

(2)

The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on other real estate owned (OREO), other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income. To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

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 “Loan origination was very strong this quarter,” said Chairman and CEO Steve Bangert, “although we didn’t see the full earnings impact because much of it came late in the quarter.  I am also pleased with our core deposit generation with deposit inflows outpacing loan development over the last year, allowing us to profitably fund our growth. Both of our markets, Arizona and Colorado, are presenting us with great opportunities. If favorable economic conditions hold in our markets, we believe we are well positioned to grow earnings going forward.”

Loans

•	Loans at September 30, 2015 were $2.6 billion, an increase of $124.9 million from June 30, 2015. From September 30, 2014, loans increased $264.0 million, or 11.2%.
•	Loans increased $70.8 million in the Arizona market and $54.1 million in the Colorado market from June 30, 2015.

	Quarter ended (unaudited)			3Q15 change vs.
(in thousands)	3Q15	2Q15	3Q14	2Q15		3Q14
LOANS
Commercial	$1,173,950	$1,100,416	$962,438	$73,534	6.7%	$211,512	22.0%
Owner-occupied real estate	443,907	435,921	476,279	7,986	1.8%	(32,372)	(6.8)%
Investor real estate	474,284	499,002	487,821	(24,718)	(5.0)%	(13,537)	(2.8)%
Construction & land	229,284	203,262	182,288	26,022	12.8%	46,996	25.8%
Consumer	244,994	212,730	202,414	32,264	15.2%	42,580	21.0%
Other	54,634	44,782	45,829	9,852	22.0%	8,805	19.2%
Total loans	$2,621,053	$2,496,113	$2,357,069	$124,940	5.0%	$263,984	11.2%

•

New credit extensions during the third quarter of 2015 improved from the second quarter of 2015 (linked-quarter). However, the Company continued to experience a high level of paydowns and maturities, particularly within the commercial real estate portfolio.

•	Commercial line utilization was 34.7% at September 30, 2015, compared to 36.3% and 39.7%, respectively, at the linked- and prior-year quarter ends.

	Quarter ended (unaudited)
(in thousands)	3Q15	2Q15	1Q15	4Q14	3Q14
Loans - beginning balance	$2,496,113	$2,449,542	$2,405,575	$2,357,069	$2,294,644
New credit extended	261,764	197,340	151,539	177,247	146,458
Credit advanced	131,936	114,932	105,157	100,921	106,011
Paydowns & maturities	(268,673)	(265,459)	(211,937)	(228,914)	(189,822)
Gross loan charge-offs	(87)	(242)	(792)	(748)	(222)
Loans - ending balance	$2,621,053	$2,496,113	$2,449,542	$2,405,575	$2,357,069

Net change - loans outstanding	$124,940	$46,571	$43,967	$48,506	$62,425

Deposits and Customer Repurchase Agreements (Customer Funding, which excludes brokered CDs)

•	Customer Funding at September 30, 2015 increased $78.9 million from June 30, 2015 and $327.2 million from September 30, 2014.
•	Noninterest-bearing demand accounts increased $73.1 million from June 30, 2015 and were 41.7% of total deposits at September 30, 2015.

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	Quarter ended (unaudited)			3Q15 change vs.
(in thousands)	3Q15	2Q15	3Q14	2Q15		3Q14
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$832,131	$770,076	$619,377	$62,055	8.1%	$212,754	34.3%
Interest-bearing demand	572,848	618,272	509,352	(45,424)	(7.3)%	63,496	12.5%
Savings	18,540	19,384	19,091	(844)	(4.4)%	(551)	(2.9)%
Certificates of deposits under $100	22,220	22,487	24,971	(267)	(1.2)%	(2,751)	(11.0)%
Certificates of deposits $100 and over	100,958	105,111	127,054	(4,153)	(4.0)%	(26,096)	(20.5)%
Reciprocal CDARS	32,969	42,424	64,610	(9,455)	(22.3)%	(31,641)	(49.0)%
Total interest-bearing deposits	1,579,666	1,577,754	1,364,455	1,912	0.1%	215,211	15.8%
Noninterest-bearing demand deposits	1,127,747	1,054,632	1,001,921	73,115	6.9%	125,826	12.6%
Customer repurchase agreements	62,182	58,328	76,041	3,854	6.6%	(13,859)	(18.2)%
Total deposits and customer repurchase agreements	$2,769,595	$2,690,714	$2,442,417	$78,881	2.9%	$327,178	13.4%

Allowance for Loan and Credit Losses (Allowance) and Credit Quality

•	The level of problem credits remains low, with nonperforming assets of $10.4 million at September 30, 2015, compared to $9.9 million at June 30, 2015, and $12.0 million at September 30, 2014.
•	The Company recognized net recoveries of $0.3 million during the third quarter of 2015.
•	The Allowance was 1.33% of total loans at September 30, 2015.

	Quarter ended (unaudited)
(in thousands)	3Q15	2Q15	3Q14
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,832	$32,502	$33,922
Provision for loan losses	762	1,057	(452)
Net recovery (charge-off)	305	273	212
Ending allowance for loan losses	$34,899	$33,832	$33,682

CREDIT QUALITY
Nonaccrual loans	$4,881	$4,075	$8,273
Loans 90 days or more past due and accruing interest	-	-	-
Total nonperforming loans	4,881	4,075	8,273
OREO and repossessed assets	5,481	5,786	3,750
Total nonperforming assets	$10,362	$9,861	$12,023

Performing renegotiated loans	$29,567	$29,806	$29,121
Classified loans	$41,190	$46,277	$36,534

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.31%	0.31%	0.40%
Nonperforming loans to total loans	0.19%	0.16%	0.35%
Nonperforming loans and OREO to total loans and OREO	0.39%	0.39%	0.51%
Allowance for loan and credit losses to total loans	1.33%	1.36%	1.43%
Allowance for loan and credit losses to nonperforming loans	715.00%	830.23%	407.13%

Shareholders’ Equity and Long-Term Debt

•

On June 25, 2015, the Company issued $60 million of unsecured fixed-to-floating rate subordinated notes due 2030 (Notes). Unless redeemed, the Notes will bear 5.625% annual interest until June 25, 2025, and thereafter until maturity in June 2030 at a floating rate equal to LIBOR plus 317 basis points.

•

The Company used the net proceeds of the Notes to redeem its Small Business Lending Fund (SBLF) preferred stock. The SBLF shares were included in Tier 1 capital, whereas the Notes qualify as Tier 2 capital. As a result, the Company’s Tier 1 capital ratio declined; however, while total regulatory capital did not change significantly as a result of the transactions, shareholders’ equity did decline.

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•

On October 2, 2015, the Board of Directors of the Company declared a quarterly cash dividend of $0.045 per common share. The dividend will be paid on November 2, 2015 to shareholders of record on October 26, 2015.

	Quarter ended (unaudited)
(in thousands, except per share amounts)	3Q15	2Q15	3Q14
EQUITY MEASURES
Common shareholders' equity	$269,969	$265,307	$245,392
Total shareholders' equity	269,969	322,645	302,730

Common shares outstanding at period end	41,067	41,028	40,691

Book value per common share	$6.57	$6.47	$6.03
Tangible book value per common share *	$6.52	$6.41	$5.96

Tangible common equity to tangible assets *	8.10%	8.32%	8.02%
Tangible equity to tangible assets *	8.10%	10.13%	9.92%
Tier 1 capital ratio	**	13.30%	14.46%
Total-risk based capital ratio	**	16.47%	15.71%

* See accompanying Reconciliation of Non-GAAP measures to GAAP

** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $28.9 million for the third quarter of 2015, a decrease of $0.5 million from the linked-quarter.
•

The third quarter of 2015 reflected the first full quarter of interest expense related to the Notes issued in late June 2015. The incremental quarterly interest expense was $0.8 million as compared to the second quarter of 2015.

•	Net Interest Margin (NIM) contracted 24 basis points on a linked-quarter basis to 3.72%.
o	NIM was adversely impacted by the Notes offering, which contributed 11 basis points of the contraction to the reported NIM compared to the linked-quarter.
o

In addition, loan yields declined on a linked-quarter basis by 15 basis points, in part due to a reduction in past-due interest collected on problem loan resolutions and prepayment penalties, which were particularly pronounced in the first half of 2015.

•	Offsetting the NIM compression was an increase in the earning asset base, and improved deposit composition.
o	From June 30, 2015, average loans increased $72.3 million while average federal funds sold, interest-earning deposits and investments increased $33.1 million.
o	Average deposits increased $43.4 million from June 30, 2015, with average noninterest-bearing deposits increasing $50.9 million from June 30, 2015.

Noninterest Income

•

The Company has decided to focus on fee-based business lines with recurring revenue, and as of March 31, 2015 ceased offering investment banking services. The operations of GMB have been reported as discontinued operations retrospectively for all periods presented.

•	Total noninterest income declined from the linked-quarter primarily due to lower income on equity method investments.
•	Noninterest income as a percentage of operating income was 20.4% for the third quarter of 2015, as compared to 21.3% and 20.8%, respectively, for the linked- and prior-year quarters.

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	Quarter ended (unaudited)			3Q15 change vs.
(in thousands)	3Q15	2Q15	3Q14	2Q15		3Q14
Noninterest income:
Deposit service charges	$1,490	$1,455	$1,424	$35	2.4%	$66	4.6%
Investment advisory income	1,478	1,471	1,418	7	0.5%	60	4.2%
Insurance income	3,023	3,137	2,622	(114)	(3.6)%	401	15.3%
Other income	1,433	1,877	1,916	(444)	(23.7)%	(483)	(25.2)%
Total noninterest income	$7,424	$7,940	$7,380	$(516)	(6.5)%	$44	0.6%

Operating Expenses

•	Total noninterest expense increased $0.4 million from the linked-quarter and $1.4 million from the prior-year quarter.
•

The decrease in compensation related expenses over the linked-quarter is primarily due to an increase in deferred direct loan origination costs (which are credited against salary expense) related to higher loan origination levels.

•	Total full-time equivalent employees at September 30, 2015 were relatively unchanged from June 30, 2015 at 530, versus 524 at September 30, 2014.
•

The increase in other operating expenses over the linked- and prior-year quarters is the result of higher service contracts fees, which are a function of client transaction volumes, and higher professional services fees.

•	The prior-year quarter benefited from greater net gains on OREO and other assets of $0.6 million, which reduced total noninterest expense.
•	The efficiency ratio was 68.3% for the third quarter of 2015, as compared to 65.5% and 67.4%, respectively, for the linked- and prior-year quarters.

	Quarter ended (unaudited)			3Q15 change vs.
(in thousands)	3Q15	2Q15	3Q14	2Q15		3Q14
Noninterest expense:
Salaries and employee benefits	$15,916	$16,216	$15,513	$(300)	(1.9)%	$403	2.6%
Stock-based compensation expense	707	739	704	(32)	(4.3)%	3	0.4%
Occupancy expenses, premises and equipment	3,371	3,258	3,258	113	3.5%	113	3.5%
Amortization of intangibles	150	150	147	-	-%	3	2.0%
Other operating expenses	4,653	4,091	4,298	562	13.7%	355	8.3%
Net (gain) loss on OREO, repossessed assets and other	(59)	(95)	(598)	36	37.9%	539	90.1%
Total noninterest expense	$24,738	$24,359	$23,322	$379	1.6%	$1,416	6.1%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, October 16, 2015, at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at https://www.webcaster4.com/Webcast/Page/989/10729 or by telephone at 877.493.9121, (conference ID # 3577331). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.3 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•	Our ability to manage growth effectively could adversely affect our results of operations and prospects.
•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

September 30, 2015

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except per share amounts)	2015	2014	2015	2014
INCOME STATEMENT DATA
Interest income	$30,177	$29,205	$90,185	$84,706
Interest expense	2,810	2,143	6,745	6,386
NET INTEREST INCOME BEFORE PROVISION	27,367	27,062	83,440	78,320
Provision for loan losses	762	(452)	1,030	(3,281)
NET INTEREST INCOME AFTER PROVISION	26,605	27,514	82,410	81,601
Noninterest income	7,424	7,380	22,682	20,417
Noninterest expense	24,738	23,322	74,460	69,238
INCOME BEFORE INCOME TAXES	9,291	11,572	30,632	32,780
Provision for income taxes	2,337	4,039	8,892	11,269
NET INCOME FROM CONTINUING OPERATIONS	6,954	7,533	21,740	21,511
Income (loss) from discontinued operations, net of tax	-	358	(71)	514
NET INCOME	$6,954	$7,891	$21,669	$22,025

Preferred stock dividends	(33)	(144)	(320)	(430)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$6,921	$7,747	$21,349	$21,595

EARNINGS PER COMMON SHARE
BASIC	$0.17	$0.19	$0.52	$0.53
DILUTED	$0.17	$0.19	$0.52	$0.53

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			41,067	40,691
Book value per common share			$6.57	$6.03
Tangible book value per common share *			$6.52	$5.96
Tangible common equity to tangible assets *			8.10%	8.02%
Tangible equity to tangible assets *			8.10%	9.92%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,307,772	$3,028,864
Investments			513,864	500,526
Loans			2,621,053	2,357,069
Intangible assets			2,076	2,676
Deposits			2,707,413	2,366,376
Subordinated debentures			131,178	72,166
Common shareholders' equity			269,969	245,392
Total shareholders' equity			269,969	302,730
Interest-earning assets			3,171,849	2,892,095
Interest-bearing liabilities			1,883,026	1,698,415

BALANCE SHEET AVERAGES
Average assets			$3,099,120	$2,898,911
Average investments			494,697	533,289
Average loans			2,472,634	2,225,159
Average deposits			2,572,494	2,298,846
Average subordinated debentures			93,346	72,166
Average shareholders' equity			304,926	291,854
Average interest-earning assets			2,992,855	2,777,424
Average interest-bearing liabilities			1,734,032	1,608,747

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CoBiz Financial Inc.

September 30, 2015

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2015	2014	2015	2014
PROFITABILITY MEASURES
Net interest margin	3.72%	3.90%	3.91%	3.91%
Efficiency ratio - tax equivalent	68.25%	67.39%	67.70%	70.55%
Return on average assets	0.87%	1.05%	0.93%	1.02%
Return on average shareholders' equity	9.76%	10.46%	9.50%	10.09%
Noninterest income as a percentage of operating revenues	20.43%	20.79%	20.59%	20.10%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$4,881	$8,273
Loans 90 days or more past due and accruing interest			-	-
Total nonperforming loans			4,881	8,273
OREO & repossessed assets			5,481	3,750
Total nonperforming assets			$10,362	$12,023

Performing renegotiated loans			$29,567	$29,121
Classified loans			$41,190	$36,534

Charge-offs			$(1,121)	$(1,769)
Recoveries			2,225	1,682
Net charge-offs			$1,104	$(87)

Nonperforming assets to total assets			0.31%	0.40%
Nonperforming loans to total loans			0.19%	0.35%
Nonperforming loans and OREO to total loans and OREO			0.39%	0.51%
Allowance for loan and credit losses to total loans			1.33%	1.43%
Allowance for loan and credit losses to nonperforming loans			715.00%	407.13%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$3,256	$937	$4,193	$1,173,950	0.36%
Real estate - mortgage	-	518	518	918,191	0.06%
Construction & land	28	-	28	229,284	0.01%
Consumer	142	-	142	244,994	0.06%
Other loans	-	-	-	54,634	-%
OREO & repossessed assets	5,305	176	5,481	5,481	-
NPAs	$8,731	$1,631	$10,362	$2,626,534	0.39%

Total loans	$1,798,543	$822,510	$2,621,053
Total loans and OREO	1,803,848	822,686	2,626,534
Nonperforming loans to loans	0.19%	0.18%	0.19%
Nonperforming loans and OREO to total loans and OREO	0.48%	0.20%	0.39%

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CoBiz Financial Inc.

September 30, 2015

(unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands, except per share amounts)	2015	2015	2015	2014	2014
Interest income	$30,177	$30,044	$29,964	$29,611	$29,205
Interest expense	2,810	1,972	1,963	2,043	2,143
Net interest income before provision	27,367	28,072	28,001	27,568	27,062
Provision for loan losses	762	1,057	(789)	(874)	(452)
Net interest income after provision	26,605	27,015	28,790	28,442	27,514
Noninterest income:
Deposit service charges	$1,490	$1,455	$1,493	$1,404	$1,424
Investment advisory income	1,478	1,471	1,495	1,454	1,418
Insurance income	3,023	3,137	2,950	2,872	2,622
Other income	1,433	1,877	1,380	1,762	1,916
Total noninterest income	7,424	7,940	7,318	7,492	7,380
Noninterest expense:
Salaries and employee benefits	$15,916	$16,216	$16,975	$16,618	$15,513
Stock-based compensation expense	707	739	1,165	712	704
Occupancy expenses, premises and equipment	3,371	3,258	3,149	3,358	3,258
Amortization of intangibles	150	150	150	150	147
Other operating expenses	4,653	4,091	3,893	4,229	4,298
Net (gain) loss on securities, other assets and OREO	(59)	(95)	31	(169)	(598)
Total noninterest expense	24,738	24,359	25,363	24,898	23,322
Net income before income taxes	9,291	10,596	10,745	11,036	11,572
Provision for income taxes	2,337	3,213	3,342	3,749	4,039
Net income from continuing operations	6,954	7,383	7,403	7,287	7,533
Net income (loss) from discontinued operations	-	-	(71)	(305)	358
Net income	6,954	7,383	7,332	6,982	7,891
Preferred stock dividends	(33)	(144)	(143)	(144)	(144)
Net income available to common shareholders	$6,921	$7,239	$7,189	$6,838	$7,747

Earnings per common share
Basic	$0.17	$0.17	$0.18	$0.17	$0.19
Diluted	$0.17	$0.17	$0.18	$0.17	$0.19

PROFITABILITY MEASURES
Net interest margin	3.72%	3.96%	4.06%	3.94%	3.90%
Efficiency ratio - tax equivalent	68.25%	65.48%	69.42%	69.63%	67.39%
Return on average assets	0.87%	0.96%	0.98%	0.92%	1.05%
Return on average shareholders' equity	9.76%	9.26%	9.51%	9.05%	10.46%
Noninterest income as a percentage of operating revenues	20.43%	21.26%	20.05%	20.79%	20.79%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,067	41,028	40,988	40,770	40,691
Diluted weighted average common shares outstanding (in thousands)	40,824	40,742	40,456	40,374	40,228
Book value per common share	$6.57	$6.47	$6.30	$6.17	$6.03
Tangible book value per common share *	$6.52	$6.41	$6.24	$6.11	$5.96

Tangible common equity to tangible assets *	8.10%	8.32%	8.29%	8.14%	8.02%
Tangible equity to tangible assets *	8.10%	10.13%	10.14%	10.01%	9.92%
Tier 1 capital ratio	**	13.30%	13.14%	14.42%	14.46%
Total risk based capital ratio	**	16.47%	14.11%	15.67%	15.71%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

9 | Page

CoBiz Financial Inc.

September 30, 2015

(unaudited)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2015	2015	2015	2014	2014
PERIOD END BALANCES
Total assets	$3,307,772	$3,166,092	$3,090,226	$3,062,166	$3,028,864
Investments	513,864	493,292	488,186	484,621	500,526
Loans	2,621,053	2,496,113	2,449,542	2,405,575	2,357,069
Intangible assets	2,076	2,226	2,376	2,526	2,676
Deposits	2,707,413	2,632,386	2,547,217	2,492,291	2,366,376
Subordinated debentures	131,178	131,159	72,166	72,166	72,166
Common shareholders' equity	269,969	265,307	258,291	251,431	245,392
Total shareholders' equity	269,969	322,645	315,629	308,769	302,730
Interest-earning assets	3,171,849	3,008,533	2,945,276	2,927,132	2,892,095
Interest-bearing liabilities	1,883,026	1,767,240	1,691,143	1,653,738	1,698,415
LOANS
Commercial	$1,173,950	$1,100,416	$1,034,189	$977,699	$962,438
Real estate - mortgage	918,191	934,923	974,785	989,719	964,100
Construction & land	229,284	203,262	179,749	181,864	182,288
Consumer	244,994	212,730	213,543	207,955	202,414
Other	54,634	44,782	47,276	48,338	45,829
Gross loans	2,621,053	2,496,113	2,449,542	2,405,575	2,357,069
Less allowance for loan losses	(34,899)	(33,832)	(32,502)	(32,765)	(33,682)
Total net loans	$2,586,154	$2,462,281	$2,417,040	$2,372,810	$2,323,387
Gross Loans - Colorado	$1,798,543	$1,744,418	$1,729,317	$1,732,453	$1,717,764
Gross Loans - Arizona	$822,510	$751,695	$720,225	$673,122	$639,305
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$832,131	$770,076	$687,199	$661,519	$619,377
Interest-bearing demand	572,848	618,272	589,401	531,365	509,352
Savings	18,540	19,384	16,811	15,236	19,091
Certificates of deposits under $100	22,220	22,487	23,405	24,184	24,971
Certificates of deposits $100 and over	100,958	105,111	113,030	122,216	127,054
Reciprocal CDARS	32,969	42,424	57,317	64,607	64,610
Total interest-bearing deposits	1,579,666	1,577,754	1,487,163	1,419,127	1,364,455
Noninterest-bearing demand deposits	1,127,747	1,054,632	1,060,054	1,073,164	1,001,921
Customer repurchase agreements	62,182	58,328	58,814	49,976	76,041
Total deposits and customer repurchase agreements	$2,769,595	$2,690,714	$2,606,031	$2,542,267	$2,442,417

BALANCE SHEET AVERAGES
Average assets	$3,181,097	$3,076,682	$3,038,010	$3,003,084	$2,983,493
Average investments	513,469	483,867	486,460	491,764	512,579
Average loans	2,539,774	2,467,522	2,409,171	2,360,469	2,327,777
Average deposits	2,631,887	2,588,477	2,495,616	2,450,685	2,351,330
Average subordinated debentures	131,167	76,056	72,166	72,166	72,166
Average shareholders' equity	282,686	319,664	312,757	306,226	299,404
Average interest-earning assets	3,080,460	2,975,133	2,916,283	2,877,329	2,860,327
Average interest-bearing liabilities	1,804,693	1,729,251	1,666,630	1,624,211	1,684,757
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,832	$32,502	$32,765	$33,682	$33,922
Provision for loan losses	762	1,057	(789)	(874)	(452)
Net recovery (charge-off)	305	273	526	(43)	212
Ending allowance for loan losses	$34,899	$33,832	$32,502	$32,765	$33,682
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$4,881	$4,075	$6,088	$8,994	$8,273
Loans 90 days or more past due and accruing interest	-	-	-	161	-
Total nonperforming loans	4,881	4,075	6,088	9,155	8,273
OREO and repossessed assets	5,481	5,786	5,786	5,819	3,750
Total nonperforming assets	$10,362	$9,861	$11,874	$14,974	$12,023
Performing renegotiated loans	$29,567	$29,806	$27,139	$27,275	$29,121
Classified loans	$41,190	$46,277	$36,792	$36,940	$36,534
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.31%	0.31%	0.38%	0.49%	0.40%
Nonperforming loans to total loans	0.19%	0.16%	0.25%	0.38%	0.35%
Nonperforming loans and OREO to total loans and OREO	0.39%	0.39%	0.48%	0.62%	0.51%
Allowance for loan and credit losses to total loans	1.33%	1.36%	1.33%	1.36%	1.43%
Allowance for loan and credit losses to nonperforming loans	715.00%	830.23%	533.87%	357.89%	407.13%

10 | Page

CoBiz Financial Inc.

September 30, 2015

(unaudited)

	For the three months ended,
	September 30, 2015			June 30, 2015			September 30, 2014
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$27,217	$17	0.24%	$23,744	$15	0.25%	$19,971	$23	0.45%
Investment securities	513,469	3,540	2.76%	483,867	3,350	2.77%	512,579	3,775	2.95%
Loans	2,539,774	28,162	4.34%	2,467,522	28,014	4.49%	2,327,777	26,458	4.45%
Total interest-earning assets	$3,080,460	$31,719	4.04%	$2,975,133	$31,379	4.18%	$2,860,327	$30,256	4.15%

Noninterest-earning assets	100,637			101,549			123,166
Total assets	$3,181,097			$3,076,682			$2,983,493

Liabilities and Shareholders' Equity
Deposits
Money market	$798,098	$546	0.27%	$738,879	$514	0.28%	$626,199	$508	0.32%
Interest-bearing demand	575,977	193	0.13%	622,334	200	0.13%	499,467	209	0.17%
Savings	19,047	3	0.06%	18,097	2	0.04%	16,791	3	0.07%
Certificates of deposit
Reciprocal	37,333	19	0.20%	52,391	31	0.24%	64,174	51	0.32%
Under $100	22,401	22	0.39%	23,008	23	0.40%	25,096	35	0.55%
$100 and over	103,636	133	0.51%	109,321	142	0.52%	143,040	164	0.45%
Total interest-bearing deposits	$1,556,492	$916	0.23%	$1,564,030	$912	0.23%	$1,374,767	$970	0.28%
Other borrowings
Securities sold under agreements to repurchase	60,687	9	0.06%	61,626	9	0.06%	92,429	31	0.13%
Other short-term borrowings	56,347	37	0.26%	27,539	19	0.27%	145,395	103	0.28%
Long term-debt	131,167	1,848	5.51%	76,056	1,032	5.37%	72,166	1,039	5.63%
Total interest-bearing liabilities	$1,804,693	$2,810	0.61%	$1,729,251	$1,972	0.45%	$1,684,757	$2,143	0.50%
Noninterest-bearing demand accounts	1,075,395			1,024,447			976,563
Total deposits and interest-bearing liabilities	2,880,088			2,753,698			2,661,320
Other noninterest-bearing liabilities	18,323			3,320			22,769
Total liabilities	2,898,411			2,757,018			2,684,089
Total equity	282,686			319,664			299,404
Total liabilities and equity	$3,181,097			$3,076,682			$2,983,493
Net interest income - taxable equivalent		$28,909			$29,407			$28,113
Net interest spread			3.43%			3.73%			3.65%
Net interest margin			3.72%			3.96%			3.90%
Ratio of average interest-earning assets to average interest-bearing liabilities	170.69%			172.05%			169.78%

11 | Page

	For the nine months ended September 30,
	2015			2014
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$25,524	$44	0.23%	$18,976	$71	0.49%
Investment securities	494,697	10,417	2.81%	533,289	12,156	3.04%
Loans	2,472,634	83,773	4.47%	2,225,159	75,316	4.46%
Total interest-earning assets	$2,992,855	$94,234	4.16%	$2,777,424	$87,543	4.16%

Noninterest-earning assets	106,265			121,487
Total assets	$3,099,120			$2,898,911

Liabilities and Shareholders' Equity
Deposits
Money market	$740,002	$1,549	0.28%	$598,761	$1,437	0.32%
Interest-bearing demand	586,461	587	0.13%	474,646	690	0.19%
Savings	17,768	7	0.05%	14,607	7	0.06%
Certificates of deposit
Reciprocal	48,689	84	0.23%	71,253	174	0.33%
Under $100	23,044	69	0.40%	32,131	94	0.39%
$100 and over	110,927	426	0.51%	131,683	513	0.52%
Total interest-bearing deposits	$1,526,891	$2,722	0.24%	$1,323,081	$2,915	0.29%
Other borrowings
Securities sold under agreements to repurchase	59,029	28	0.06%	92,148	138	0.20%
Other short-term borrowings	54,766	107	0.26%	121,352	250	0.27%
Long term-debt	93,346	3,888	5.49%	72,166	3,083	5.63%
Total interest-bearing liabilities	$1,734,032	$6,745	0.52%	$1,608,747	$6,386	0.53%
Noninterest-bearing demand accounts	1,045,603			975,765
Total deposits and interest-bearing liabilities	2,779,635			2,584,512
Other noninterest-bearing liabilities	14,559			22,545
Total liabilities	2,794,194			2,607,057
Total equity	304,926			291,854
Total liabilities and equity	$3,099,120			$2,898,911
Net interest income - taxable equivalent		$87,489			$81,157
Net interest spread			3.64%			3.64%
Net interest margin			3.91%			3.91%
Ratio of average interest-earning assets to average interest-bearing liabilities	172.60%			172.65%

12 | Page

CoBiz Financial Inc.

September 30, 2015

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible equity, tangible common equity and tangible assets.  The table below has  been adjusted to exclude intangible assets and preferred stock.

		At
		September 30,	June 30,	March 31,	December 31,	September 30,
		2015	2015	2015	2014	2014

	Shareholders' equity as reported - GAAP	$269,969	$322,645	$315,629	$308,769	$302,730
	Intangible assets	(2,076)	(2,226)	(2,376)	(2,526)	(2,676)

A	Tangible equity - non-GAAP	267,893	320,419	313,253	306,243	300,054
	Preferred stock	-	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$267,893	$263,081	$255,915	$248,905	$242,716

	Total assets as reported - GAAP	$3,307,772	$3,166,092	$3,090,226	$3,062,166	$3,028,864
	Intangible assets	(2,076)	(2,226)	(2,376)	(2,526)	(2,676)

C	Total tangible assets - non-GAAP	$3,305,696	$3,163,866	$3,087,850	$3,059,640	$3,026,188

D	Common shares outstanding	41,067	41,028	40,988	40,770	40,691

B / C	Tangible common equity to tangible assets - non-GAAP	8.10%	8.32%	8.29%	8.14%	8.02%
A / C	Tangible equity to tangible assets - non-GAAP	8.10%	10.13%	10.14%	10.01%	9.92%
B / D	Tangible book value per common share - non-GAAP	$6.52	$6.41	$6.24	$6.11	$5.96

13 | Page